UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

IMS HEALTH INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14049	06-1506026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue Norwalk, Connecticut	06851
(Address of Principal Executive Office)	(Zip Code)

(203) 845-5200
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 12, 2008, Robert J. Kamerschen announced his retirement and resignation from the board of directors (the “Board”) of IMS Health Incorporated (the “Company”) effective immediately following the 2008 Annual Meeting of Shareholders.  The Company’s Corporate Governance Principles provide that members of the Board are expected to resign from the Board immediately following the first annual meeting of shareholders after the member attains age 72.  Mr. Kamerschen will turn age 72 prior to the date of the 2008 Annual Meeting of Shareholders.  In connection with Mr. Kamerschen’s announced retirement and resignation, the Board approved a resolution reducing the number of its directors from 10 to 9 effective immediately following the 2008 Annual Meeting of Shareholders and coincident with the effectiveness of Mr. Kamerschen’s retirement and resignation.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2008, the Board adopted amendments to the Company’s By-laws to provide that directors shall be elected by a majority of the votes cast in uncontested elections.  Under the adopted majority voting standard, a majority of the votes cast means the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee.  In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.  Prior to this By-law amendment, directors were elected by a plurality of the votes cast in both uncontested and contested elections.  The By-laws, as amended and restated, are filed herewith as Exhibit 3.1.

                In addition to amending the By-laws, the Board also amended the Company’s Corporate Governance Principles to provide that incumbent directors who fail to receive a majority of the votes cast in an uncontested election shall promptly tender their resignation following certification of the vote.  Pursuant to the Company’s Corporate Governance Principles, the Company’s Nominating and Governance Committee shall consider any such resignation offer and shall recommend to the Board the action to be taken.  The Board is required to take action within 90 days following certification of the vote, unless such action would cause the Company to fail to comply with any requirement of the New York Stock Exchange or any rule or regulation promulgated under the Securities Exchange Act of 1934.  The Company’s Corporate Governance Principles are posted on the Company’s website, www.imshealth.com, in the Investors section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated By-laws of IMS Health Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Incorporated

Date:	February 15, 2008	By:	/s/ Robert H. Steinfeld
Robert H. Steinfeld Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated By-laws of IMS Health Incorporated dated February 12, 2008.